UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2025

KIROMIC BIOPHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39619	46-4762913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7707 Fannin, Suite 140
Houston, TX, 77054
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (832) 968-4888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	KRBP	The OTC QB Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03	Bankruptcy or Receivership.

On March 21, 2025, Kiromic BioPharma, Inc. (the "Company") filed a voluntary petition for relief (the "Bankruptcy Filing") under the provisions of Chapter 7 of Title 11 of the United States Code, 11 U.S.C. §101 et seq. (the "Bankruptcy Code"). The Bankruptcy Filing was filed in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

As a result of the Bankruptcy Filing, a Chapter 7 trustee will be appointed by the Bankruptcy Court and will administer the Company's bankruptcy estate, including possibly liquidating the assets of the Company in accordance with the Bankruptcy Code. An initial hearing for creditors will be scheduled, and the Notice of Bankruptcy Case Filing will be sent to known creditors.

Item 5.03	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pietro Bersani, Michael Nagel, Mike Catlin and Pamela Misajon tendered their resignations as members of the Company’s Board of Directors, which resignations were effective on March 21, 2025 as of immediately following the filing of the Bankruptcy Filing. The resignations of Pietro Bersani, Michael Nagel, Mike Catlin and Pamela Misajon are not the result of any disagreements with the Company regarding the Company’s operations, policies or practices. Each of the directors resigned due to the Company’s filing of the Bankruptcy Filing, which effectively eliminates the powers of the Company’s Board of Directors. Following the director resignations, the Company has no members serving on its Board of Directors.

The Company also terminated Brian Hungerford, the Company’s Chief Financial Officer, Leonardo Mirandola, the Company’s Chief Operating Officer and Scott Dahlbeck, the Company’s Chief of Staff, each effective March 21, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kiromic BioPharma, Inc.

Date: March 21, 2025	By:	/s/ Pietro Bersani
Pietro Bersani
Authorized Signatory of Kiromic BioPharma, Inc.